                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, DC  20549



                              AMENDMENT NO. 1
                                    TO
                                 FORM 8-K


                              CURRENT REPORT


  PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported):  April 4, 1995



                        VAUGHN COMMUNICATIONS, INC.
          ------------------------------------------------------
          (Exact name of Registrant as specified in its charter)



       Minnesota                      0-15424               41-0626191
- ----------------------------    ---------------------    -------------------
(State or other jurisdiction    (Commission File No.)       (IRS Employer
      of incorporation)                                  Identification No.)


5050 West 78th Street, Minneapolis, Minnesota                    55435
- ---------------------------------------------                  ----------
   (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:  (612) 832-3200

                              AMENDMENT NO. 1
                                    TO
                                 FORM 8-K


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(A)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

     Set forth below is the report of Richard A. Podraza, S.C., independent certified public accountant, dated September 9, 1994, with respect to the accompanying Combined Balance Sheets of Centercom, Inc. and its Affiliate, Centercom South, Inc., collectively "Centercom," as of June 30, 1994 and 1993, and the related Combined Statements of Income, Retained Earnings and Cash Flows of Centercom for each of the three years in the period ended June 30, 1994, together with the related Notes to Financial Statements.





                [Balance of Page Intentionally Left Blank.]

                       CENTERCOM, INC. AND AFFILIATE

                       COMBINED FINANCIAL STATEMENTS

                              presented with

                             AUDITORS' REPORT

                        June 30, 1994, 1993, 1992

                       CENTERCOM, INC. AND AFFILIATE

       Combined Financial Statements presented with Auditors' Report

                        June 30, 1994, 1993, 1992

                                 CONTENTS



          Auditors' Report..................................... 2

          Combined Balance Sheets.............................. 3

          Combined Income Statements........................... 4

          Combined Statements of Retained Earnings............. 5

          Combined Statements of Cash Flows.................... 6

          Notes to the Combined Financial Statements........ 7-12

                               September 9, 1994


To the Board of Directors
Centercom, Inc.
Milwaukee, Wisconsin


Gentlemen:

     I have audited the accompanying combined balance sheets of Centercom, Inc. and affiliate as of June 30, 1994 and 1993 and the related combined statements of income, retained earnings, and cash flows, for the each of the three years in the period ended June 30, 1994. These combined financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

     I conducted my audits in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management. I believe that my audit provides a reasonable basis for my opinion.

     In my opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of Centercom, Inc. and affiliate as of June 30, 1994 and 1993, and the combined results of their operations and their cash flows for each of the three years in the period ended June 30, 1994, in conformity with generally accepted accounting principles.



                              /s/ Richard A Podraza S.C.

                                  Richard A Podraza S.C.

                          Centercom, Inc. and Affiliate
                              Combined Balance Sheets
                                    As of June 30

                                                             1994        1993
ASSETS
Current Assets
 Cash and cash equivalents                                $1,258,546  $1,071,772
 Accounts receivable                                       1,263,134   1,116,886
 Inventory                                                   385,232     324,166
 Prepaid expenses                                             34,746      41,807
                                                          ----------  ----------
                                                           2,941,658   2,554,631


Property and Equipment                                     5,298,598   4,654,330
 Less: accumulated depreciation                           (3,130,923) (2,250,916)
                                                          ----------  ----------
                                                           2,167,675   2,403,414

Other assets and Intangibles net of amortization             165,805      17,223
                                                          ----------  ----------
                                                          $5,275,138  $4,975,268
                                                          ----------  ----------
                                                          ----------  ----------
LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
 Current portion long-term debt                             $233,499    $235,838
 Accounts payable                                            305,987     271,360
 Checks issued and outstanding                               161,718     260,764
 Customer deposits                                            27,313           0
 Accrued payroll and related                                 217,796     216,289
 Accrued sales and property tax                               50,707      42,401
 Other accrued expenses                                       41,813      32,776
                                                          ----------  ----------
                                                           1,038,833   1,059,428

Long-term debt  less current portion                       1,858,188   2,100,230
                                                          ----------  ----------
                                                           2,897,021   3,159,658

Deferred income tax                                           12,039      88,247

SHAREHOLDERS' EQUITY
Common stock, no par value,  2,800 shares
 authorized, 1,000 shares issued and outstanding               2,000       2,000
Retained earnings                                          2,364,078   1,725,363
                                                          ----------  ----------
                                                           2,366,078   1,727,363
                                                          ----------  ----------
                                                          $5,275,138  $4,975,268
                                                          ----------  ----------
                                                          ----------  ----------

  The accompanying Notes to Financial Statements are an integral part of these financial statements.

                          Centercom, Inc and Affiliate
                         Combined Statements of Income
                          for the Years ended June 30,



                                              1994         1993        1992
Revenue                                    $8,715,710   $7,528,032  $7,109,922

Cost of goods sold                          5,053,821    4,491,308   4,152,587
                                           ----------   ----------  ----------
                                            3,661,889    3,036,724   2,957,335

Selling expense                               495,981      551,904     462,370
Shipping expense                              516,956      448,075     348,197
Administrative expense                      1,423,591    1,152,571   1,043,681
                                           ----------   ----------  ----------
                                            2,436,528    2,152,550   1,854,248
                                           ----------   ----------  ----------
  Income from operations                    1,225,361      884,174   1,103,087

Other income and expense                       28,954       27,960      14,164
Interest expense                             (197,316)    (209,372)   (248,437)
                                           ----------   ----------  ----------
  Income before income taxes                1,056,999      702,762     868,814

Income Taxes
 Deferred                                     (76,208)       7,120      21,176
 Current                                      484,492      281,006     321,061
                                           ----------   ----------  ----------
                                              408,284      288,126     342,237
                                           ----------   ----------  ----------
  Net Income                                 $648,715     $414,636    $526,577
                                           ----------   ----------  ----------
                                           ----------   ----------  ----------


 Net income per share                         $648.72      $414.64     $526.58
                                           ----------   ----------  ----------
                                           ----------   ----------  ----------


  The accompanying Notes to Financial Statements are an integral part of these financial statements.

                          Centercom, Inc and Affiliate
                    Combined Statements of Retained Earnings
                          for the Years ended June 30,


                                               1994         1993         1992
Retained earnings-beginning of the year     $1,725,363   $1,330,727   $  824,150

 add: net income                               648,715      414,636      526,577
 subtract: dividends paid                      (10,000)     (20,000)     (20,000)
                                            ----------   ----------   ----------
Retained earnings-end of the year           $2,364,078   $1,725,363   $1,330,727
                                            ----------   ----------   ----------
                                            ----------   ----------   ----------


  The accompanying Notes to Financial Statements are an integral part of these financial statements.

                          Centercom, Inc and Affiliate
                         Combined Statements of Cash Flows
                           for the Years ended June 30,


                                                  1994         1993          1992
Cash flows from operating activities:
 Net income                                    $  648,715   $  414,636    $  526,577
 Adjustments to reconcile net income  to net
 cash provided by operating activities:
   Depreciation and amortization                  882,650      827,591       668,703
   Accounts receivable                           (146,248)    (348,471)       70,902
   Inventories                                    (61,066)     (26,047)      (60,971)
   Other assets                                  (151,225)      (5,277)      621,225
   Customer deposits                               27,313            0             0
   Accounts payable                               (64,419)     122,888      (248,232)
   Accrued expenses                                18,850       24,845       131,545
   Other current assets                             7,061       71,210      (113,017)
   Deferred income tax                            (76,208)       7,120        21,176
                                               ----------   ----------    ----------
    Net cash provided by operating activities   1,085,423    1,088,495     1,617,908

Cash flows from investing activities:
 Purchase of fixed assets                        (644,268)    (672,810)   (1,263,801)
 Notes receivable                                       0      200,000      (200,000)
                                               ----------   ----------    ----------
  Net cash from (used in) investing activities   (644,268)    (472,810)   (1,463,801)

Cash flows from financing activities:
 Dividends paid                                   (10,000)     (20,000)      (20,000)
 Principle payments on notes payable                                         (89,074)
 Proceeds from long-term financing                                           747,000
 Principle payments on long-term debt            (244,381)    (215,702)     (360,855)
                                               ----------   ----------    ----------
  Net cash provided by financing activities      (254,381)    (235,702)      277,071

Net change in cash and cash equivalents           186,774      379,983       431,178

Beginning cash and cash equivalents             1,071,772      691,789       260,611
                                               ----------   ----------    ----------
Ending cash and cash equivalents               $1,258,546   $1,071,772    $  691,789
                                               ----------   ----------    ----------
                                               ----------   ----------    ----------
Supplemental disclosure of cash flow information:

Cash paid during the year for:
 Interest                                      $  198,400     $236,650    $  243,863
 Income tax                                       492,250      210,000       461,600



  The accompanying Notes to Financial Statements are an integral part of these financial statements.

                         CENTERCOM, INC AND AFFILIATE

                      NOTES TO THE FINANCIAL STATEMENTS

                        June 30, 1994, 1993, and 1992


NOTE A-SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF COMBINATION

The combined financial statements of Centercom, Inc. and affiliate, include the financial position, results of operations, and cash flows for Centercom, Inc, and Centercom South, Inc. The two companies are jointly owned by two shareholders. For the purpose of the combined presentation, all inter-company activities and accounts have been eliminated.

BUSINESS ACTIVITY

The Company operates in one business segment with its principle source of revenue copying and assembling videotapes for commercial customers.
Sales are obtained through marketing both by personal sales calls and telemarketing.

REVENUE RECOGNITION

The Company recognizes revenue at the time goods are shipped.

CASH EQUIVALENTS

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

INVENTORIES

Inventories are recorded at cost using the first-in first-out method.

AMORTIZATION

The Company amortizes debt-issue costs over the term of the underlying debt.

DEPRECIATION

For financial reporting purposes, the Company depreciates its long-lived assets using primarily the straight-line method, using the following estimated lives:

     Equipment                         5-10 years
     Office Furniture & Fixtures       5-10 years
     Capitalized Leases                5    years
     Leasehold Improvements            30   years

The cost of repairs and normal maintenance is charges to operations when incurred, whereas the cost of betterments and repairs that substantially prolong the useful life are capitalized as part of the asset.

                         CENTERCOM, INC AND AFFILIATE

                     NOTES TO THE FINANCIAL STATEMENTS

                       June 30, 1994, 1993, and 1992


NOTE A (CONTINUED)

MARKETABLE SECURITIES

For the purpose of earning dividend income, the Company has invested in the preferred stock of various companies traded on national exchanges. None of the Company's holdings represent a significant portion of the total number of outstanding shares. The investments are recorded at cost, and no provision is made for temporary declines in market value, while permanent declines in market value are recorded as a reduction of the investment and charged to income in the current period.



NOTE B-PROPERTY AND EQUIPMENT

As of June 30, 1994 and 1993, property and equipment consists of the following:

                                         1994             1993
Equipment                           $  5,115,048      $ 4,490,542
Office furniture and equipment           152,778          152,667
Capitalized leases                           905              905
Leasehold improvements                    29,867           10,217
                                    ------------      -----------
                                    $  5,288,598      $ 4,654,330
                                    ------------      -----------
                                    ------------      -----------

                         CENTERCOM, INC AND AFFILIATE

                      NOTES TO THE FINANCIAL STATEMENTS

                        June 30, 1994, 1993, and 1992

NOTE C-LONG-TERM DEBT

As of June 30, the Company's long-term debt consisted of the following:

                                                    1994       1993
Loan payable to bank, secured by
equipment, variable interest 8.25% in 1994,
7.5% in 1993 monthly payments of $4,000 thru
September, 1994                                 $   11,106  $   56,233

Loan payable to bank, secured by
equipment, variable interest 7.50% in 1994,
7.75% in 1993 monthly payments of $5,700 thru
December, 1998                                     258,075     301,063

Loan payable to bank, secured by equipment and
a general security agreement, variable interest
8% in 1994, 9% in 1993 monthly payments of
$16,300 thru June, 1998                            659,971     794,563

Loan payable to officer/shareholder, interest
10%, due 09/30/95                                  546,528     546,528

Loan payable to officer/shareholder, interest
10%, due 09/30/95                                  534,787     534,787

Loan payable to Milwaukee Economic Development
Corporation, secured by general business assets,
bearing interest at 8%, monthly payments
of $2,426 thru September, 1997                      81,220      102,894
                                              ------------  -----------
                                                 2,091,687    2,336,068
Less: current maturities                          (233,499)    (235,838)
                                              ------------  -----------
                                               $ 1,858,188  $ 2,100,230
                                              ------------  -----------
                                              ------------  -----------

Maturities on long-term debt in future years are as follows:

                                as of June 30,

                             1994              1993
      1995             $                 $  1,308,364
      1996                1,321,894           229,357
      1997                  260,252           247,964
      1998                  245,925           245,651
      1999                   30,117            30,118
    Thereafter                -0-              38,776
                       ------------      ------------
                       $  1,858,188      $  2,100,230
                       ------------      ------------
                       ------------      ------------

                         CENTERCOM, INC AND AFFILIATE

                      NOTES TO THE FINANCIAL STATEMENTS

                        June 30, 1994, 1993, and 1992

NOTE D-RELATED PARTY TRANSACTIONS

     The Company leases an operating facility from Centercom, a partnership owned by the Company's officers/shareholders. The lease expires in August, 2005 and provides for monthly rentals of $8,950 through July 1, 1995, with subsequent annual adjustment based on the CPI index. Under the terms of the lease, the Company is responsible for repairs, maintenance, and property taxes. Rental paid in each of the years ended June 30, 1994, 1993, and 1992 was $107,400.

     The Company leases another operating facility from Centercom Wisconsin, Inc., a corporation owned by the Company's officers/shareholders. The lease expires in July, 1999 and provides for monthly rentals of $4,417 through July 1, 1995, with subsequent annual adjustment based on the CPI index. Under the terms of the lease, the Company is responsible for repairs, maintenance, and property taxes. Rentals paid in the years ended June 30, 1994, 1993, and 1992 were $53,004, $ -0-, and $ -0- respectively.

     The Company rents equipment from a partnership owned by its officers/shareholders. The rental terms are month to month and provide for a monthly rental payment of $4,000 in 1994, and $9,200 in both 1993 and 1992, which approximated fair market value. The Company intends to continue renting the equipment for the foreseeable future. Under the terms of the lease, the Company is responsible for repairs and maintenance. Rental paid in the years ended June 30, 1994, 1993, and 1992 was $48,000, $110,400, and $110,400 respectively.

     The Company has borrowed sums from its officers/shareholders. As of June 30, 1994 and 1993 these loans totalled $1,081,315. The notes accrue simple interest at 10% per annum and have a twelve month maturity date. Repayment of the principal and interest is restricted by a subordination agreement with Valley Bank and the Milwaukee Economic Development Corporation. With the consent of the subordination lenders, the Company paid interest to officers/shareholders totalling $108,131, $112,682, and 112,682 during the years ended June 30, 1994 and 1993, 1992 respectively, and $47,318 in principal during the year ended June 30, 1992.
No additional principal payments are expected to be paid, and the notes renewed, until all senior debt has been paid.

NOTE E-RESTRICTIVE COVENANTS

     The Company agreed to certain restrictive covenants to induce a guarantee of financing by the Small Business Administration. Specifically, the Company cannot pay interest or principal on its loans from shareholders, pay dividends, acquire fixed assets in any one fiscal year in excess of $75,000, or pay annual officer compensation in excess of $150,000. These restrictions remain in force until repayment of the guaranteed loan, but were waived for the years ended June 30, 1994, 1993, and 1992.

                         CENTERCOM, INC AND AFFILIATE

                      NOTES TO THE FINANCIAL STATEMENTS

                        June 30, 1994, 1993, and 1992


NOTE F-PROFIT SHARING PLAN

The Company adopted a profit sharing plan in 1989 that covers all employees that meet the plan's eligibility requirements. Contributions to, and the administrative cost of the plan totalled $140,000, $160,000, and $156,791 for the years ended June 30, 1994, 1993, and 1992 respectively.

NOTE G-LEASE COMMITMENTS

As disclosed in Note E, the Company leases its manufacturing and administrative facilities from a partnership and corporation owned by officers/shareholders of the Company. The leases provide for monthly rentals of $8,950 and $4,417 respectively, thru July 1, 1995, with subsequent annual adjustment based on the CPI index throughout the remaining terms of the leases.

In addition, the Company leases manufacturing and administrative facilities from an unrelated party in Illinois. The lease provides for monthly rentals of $5,165 through April, 1999.

Minimum rentals due under the leases are as follows:

                                     year ended June 30,

                                       1994         1993
             1994                 $            $   169,380
             1995                     257,100      257,100
             1996                     257,100      257,100
             1997                     257,100      257,100
             1998                     257,100      257,100
          Thereafter                  897,070      897,070
                                  -----------  -----------
                                  $ 1,925,470  $ 2,094,850
                                  -----------  -----------
                                  -----------  -----------

                         CENTERCOM, INC AND AFFILIATE

                      NOTES TO THE FINANCIAL STATEMENTS

                       June 30, 1994, 1993, and 1992

NOTE H-INCOME TAX

INCOME TAXES

Temporary differences between income tax expense for book purposes and income tax currently payable are a result of the Company's use of accelerated methods of depreciation for income tax purposes. The income tax expected to be paid as the temporary difference reverses in future periods is recorded as a deferred tax liability. Investment and other credits are used to reduce income tax expense in the year they are earned.

Effective July 1, 1993, the Company adopted Statement of Financial Accounting Standards 109, ACCOUNTING FOR INCOME TAXES. Adoption of this standard did not have an effect on the determination of income from continuing operations or net income for the year. Financial statements for prior years have not been restated.

The reconciliation of income tax attributable to continuing operations computed at the U.S federal statutory rates to income tax expense is:

                       Liability Method        Deferred Method
                            1994              1993         1992
  Tax at U.S
   statutory rates       $ 338,240         $ 224,884    $ 278,020
  State income taxes        70,044            63,242       64,217
                         ---------         ---------    ---------
                         $ 408,284         $ 288,126    $ 342,237
                         ---------         ---------    ---------
                         ---------         ---------    ---------

Significant components of the provision for income taxes attributable to continuing operations are as follows:

                       Liability Method        Deferred Method
                            1994              1993         1992
Current
 Federal                 $ 390,496         $ 198,887    $ 236,934
 State                      93,996            82,119       84,127
                         ---------         ---------    ---------
 Total current             484,492           281,006      321,061
                         ---------         ---------    ---------
Deferred
 Federal                   (63,134)            5,557       17,202
 State                     (13,074)            1,563        3,974
                         ---------         ---------    ---------
 Total deferred            (76,208)            7,120       21,176
                         ---------         ---------    ---------
                         $ 408,284         $ 288,126    $ 342,237
                         ---------         ---------    ---------
                         ---------         ---------    ---------

The component of the provision for deferred income taxes for the years ended June 30, 1993 and 1992 are as follows:

                                              1993         1992
Depreciation                               $  7,120     $ 21,237
                                           --------     --------
                                           --------     --------

(B)  PRO FORMA FINANCIAL INFORMATION.


                        Vaughn Communications, Inc.
                                    and
                       Centercom, Inc. and Affiliate

           Pro Forma Combined Financial Statements (Unaudited)

     The following financial statements combine the balance sheet of Vaughn Communications, Inc. ("Vaughn") as of January 31, 1995 with that of Centercom, Inc. and Affiliate ("Centercom") as of March 31, 1995, and the respective statements of operations for the twelve months then ended, using the purchase method of accounting to reflect the acquisition of all the common stock of Centercom by Vaughn which occurred on April 4, 1995, as if in the case of the balance sheet, the acquisition had occurred at January 31, 1995 and, in the case of the statement of operations, the acquisition had occurred on February 1, 1994. The fiscal year of Centercom ended June 30. Accordingly, the fiscal quarter ended June 30, 1994 was added to the nine months ended March 31, 1995, resulting in twelve months ended March 31, 1995. The pro forma statements of operations are not necessarily indicative of the combined results of operations as they may be in the future, or as they might have been for the period indicated had the acquisition been effective at the beginning of the period.




                [Balance of Page Intentionally Left Blank.]

                                 Balance Sheet

                                         VAUGHN           CENTERCOM, INC.
                                   COMMUNICATIONS, INC.    AND AFFILIATE      PRO FORMA      PRO FORMA
                                    JANUARY 31, 1995      MARCH 31, 1995    ADJUSTMENTS (1)   COMBINED
                                    ----------------------------------------------------------------------
Current assets:
  Cash                                                      $1,092,400                         $ 1,092,400
  Trade receivables (net)              $ 7,287,923           1,330,658                           8,618,581
  Other receivables                        123,557               1,150                             124,707
  Inventories                            5,762,280             565,884                           6,328,164
  Deferred income taxes                    229,524              65,851                             295,375
  Prepaids and other current               120,264             689,277                             809,541
  Income taxes receivable                   16,073                  --                              16,073
                                       -----------          ----------                         -----------
Total current assets                    13,539,621           3,745,220                          17,284,841

Property, plant and equipment:
  Land                                      48,424                  --                              48,424
  Buildings and improvements             2,226,648              30,632                           2,257,280
  Machinery and equipment               13,842,391           5,678,319                          19,520,710
                                       -----------          ----------                         -----------
                                        16,117,463           5,708,951                          21,826,414

Less accumulated depreciation           (9,650,652)         (3,797,799)                        (13,448,451)
                                       -----------          ----------                         -----------
                                         6,466,811           1,911,152                           8,377,963

Intangible assets                           98,144                  --       $3,195,343          3,293,487
Long-term receivables                      850,466                  --               --            850,466
Other                                      301,329             162,049               --            463,378
                                       -----------          ----------       ----------        -----------
                                       $21,256,371          $5,818,421       $3,195,343        $30,270,135
                                       -----------          ----------       ----------        -----------
                                       -----------          ----------       ----------        -----------
Current liabilities:
  Accounts payable                     $ 2,440,566             632,471                           3,073,037
  Note payable to bank                   4,691,699                  --                           4,691,699
  Salaries, wages and payroll taxes        302,123             322,535                             624,658
  Current portion of long-term debt      1,361,486             235,838                           1,597,324
  Income taxes payable                          --             614,209                             614,209
  Other                                    736,084             171,771                             907,855
                                       -----------          ----------                         -----------
Total current liabilities                9,531,958           1,976,824                          11,508,782

Long-term debt                           2,173,662             599,248       $5,250,000          8,022,910
Capital lease obligations                1,109,130                  --               --          1,109,130
Deferred income taxes                       21,178              17,692               --             38,870

Commitments and contingencies

Shareholders' equity:
  Common stock                             283,230               2,000           16,000            301,230
  Additional paid-in capital             3,576,020                  --        1,152,000          4,728,020
  Retained earnings                      4,561,193           3,222,657       (3,222,657)         4,561,193
                                       -----------          ----------       ----------        -----------
Total shareholders' equity               8,420,443           3,224,657       (2,054,657)         9,590,443
                                       -----------          ----------       ----------        -----------
                                       $21,256,371          $5,818,421       $3,195,343        $30,270,135
                                       -----------          ----------       ----------        -----------
                                       -----------          ----------       ----------        -----------

                            Statement of Operations

                                                  VAUGHN         CENTERCOM, INC.
                                           COMMUNICATIONS, INC.   AND AFFILIATE
                                                YEAR ENDED         YEAR ENDED       PRO FORMA        PRO FORMA
                                             JANUARY 31, 1995    MARCH 31, 1995  ADJUSTMENTS (2)      COMBINED
                                           --------------------  --------------  ----------------  --------------
Revenue                                      $     41,603,183     $ 10,601,608                     $   52,204,791
Cost of sales                                      28,528,380        5,841,511                         34,369,891
                                           ------------------    -------------                     --------------
Gross margin                                       13,074,803        4,760,097                         17,834,900
Selling, general and administrative
 expenses                                           9,828,058        2,907,099    $      519,500       13,254,657
                                           ------------------    -------------   ---------------   --------------
Income from operations                              3,246,745        1,852,998          (519,500)       4,580,243
Other income                                          (31,646)         (71,995)               --         (103,641)
Interest expense                                      767,083          189,567           485,625        1,442,275
                                           ------------------    -------------   ---------------   --------------
Income before taxes                                 2,511,308        1,735,426        (1,005,125)       3,241,609
Taxes                                                 960,000          671,334          (260,000)       1,371,334
                                           ------------------    -------------   ---------------   --------------
Net income                                   $      1,551,308     $  1,064,052    $     (745,125)  $    1,870,275
                                           ------------------    -------------   ---------------   --------------
                                           ------------------    -------------   ---------------   --------------
Net income per share of common stock                     $.48                                                $.54
                                           ------------------                                      --------------
                                           ------------------                                      --------------
Weighted average common and common
 equivalent shares outstanding                      3,253,279                                           3,433,279
                                           ------------------    -------------   ---------------   --------------
                                           ------------------    -------------   ---------------   --------------

                     Notes Regarding Pro Forma Adjustments

(1) The pro forma balance sheet adjustment reflects the purchase of the stock of Centercom, Inc. and affiliate for $5,250,000 of cash and 180,000 shares of Vaughn Communications, Inc. authorized and previously unissued Common Stock as if the purchase had occurred at the end of the period being reported on.

(2) The following pro forma adjustments are incorporated in the pro forma statement of operations for the period reported:

    a)     Increase in interest expense on assumed borrowing at rates
           of 9.25%                                                      $ 485,625
    b)     Increase in administrative expenses to reflect payment of
           consulting and non-compete payments                             200,000
    c)     Increase in administrative expenses to reflect amortization
           of goodwill                                                     319,500
    d)     Decrease in income taxes associated with a) and b) above       (260,000)

(C)  EXHIBITS.

     The following is a list of Exhibits filed herewith.

     EXHIBIT NO.    DESCRIPTION OF EXHIBITS
     -----------    -----------------------
         23         Consent of Independent Auditors





                  [Balance of Page Intentionally Left Blank.]

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          VAUGHN COMMUNICATIONS, INC.

                                          By      /s/ M. Charles Reinhart
                                            -----------------------------------
                                                      M. Charles Reinhart
                                                    Secretary and Controller
                                                 (Principal Accounting Officer)

Dated: June 9, 1995